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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 1, 2000
                Date of report (Date of earliest event reported)

                        Commission File Number: 0-22271

                               CFI MORTGAGE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
            (State or jurisdiction of incorporation or organization)

                        SUITE 500, 601 CLEVELAND STREET
                              CLEARWATER, FL 33755
                    (Address of principal executive office)

                                   65-0127741
                      (IRS Employer Identification Number)


                        Telephone Number: (727) 674-1010
              (Registrant's telephone number, including area code)


                                 Not applicable
            (Former name, former address and former fiscal year, if
                           changed since last report)

Indicate by check mark whether the registrant has (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to filing requirements within the past 90 days.

                               Yes       No  X
                                   ---      ---

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Item 2. Acquisition or Disposition of Assets.

On May 1, 2000, the Company signed a agreement with Flamingo Financial Services, Inc., a Florida corporation owned by Gary Fioretti and Michelle Fioretti, his wife to acquire an office building located at 4502 E. Morgan Ave., Evansville, Indiana and an office building located at 1420 Kimber Lane, Evansville, Indiana. The purchase was completed on June 13, 2000. The purpose of the acquisition was to improve the Company's balance sheet so the Company would have better opportunities to obtain lines of credit necessary to engage in the purchase, aggregation and resale of real estate mortgages through the Company's wholly owned subsidiary, First United MortgageBanc, Inc.

The Morgan Avenue property is improved with a one-story wood frame office building containing approximately 3,540 square feet. The building was built in 1977, and the interior was remodeled in 1996 along with an addition of approximately 304 square feet. Site improvements include 6,995 square feet of asphalt and 250 square feet of concrete sidewalks. The building is situated on a rectangular tract of land that fronts for a distance of 105.5 feet along the north side of Morgan Avenue and extends in depth a distance of 189 square feet. The site is rectangular in shape and contains an area of approximately 19,939 square feet. This is a "B" class office building, which is 100% percent occupied by the sellers, a related party, under leases with an average life remaining of four years. The Company believes the rental rates in effect are consistent with the market for comparable office space. The appraised value of the property is $325,000. This property along with the property detailed below cross collateralize one lien in the amount of $1,528,474 which represent the assumed liabilities.

The Kimber Lane property is improved with a 2-story wood frame office building containing approximately 16,688 square feet. The building was built in 1999. Site improvements include 22,000 square feet of asphalt and 950 square feet of concrete sidewalks. The building is situated on a rectangular tract of land that is approximately 89,000 square feet. There is an additional lot of rectangular lot containing 17,617square feet that as of now is excess land. The second tract of land can be used for additional site improvements. This is a "A" class office building, which is 100 percent occupied by the sellers, a related party, under leases with an average life remaining of four years. The Company believes the average rental rates in effect are consistent with the market for comparable office space. The appraised value of the property is $2,225,000 with associated liens and assumed liabilities of $1,528,474. The two buildings collectively cross collateralize the underlying liens.


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Prior to the transaction, there was no relationship between the Company and its directors, officers, affiliates and their associates and either Mr. or Mrs. Fioretti.

The Company issued one share of its Convertible Preferred Stock, Series 4, and 750,000 common stock purchase warrants as initial consideration in the transaction and assumed the existing mortgage on the properties aggregating $1,528,474 which are guaranteed by Mr. and Mrs. Fioretti and remain the primary obligors on the mortgage. The Company has agrees to refinance the properties as soon as possible in order to remove the Fioretti's personal liability. Not more than twenty-four months after the closing of the purchase the Company will issue an additional share of its Convertible Preferred Stock, Series 5. The purchase is not contingent on the issuance of the second share of Convertible Preferred Stock.

The Series 4 preferred stock has a stated value and liquidation preference equal to the appraised value of the real estate acquired, less liens and liabilities assumed, a net value of $1,000,000; is not be entitled to any preference in payment of dividends and distributions ahead of the common stock, any such dividend or distribution being allocated to the Series 4 preferred stock on the basis as if then converted into common stock on the record date for payment of the dividend or distribution, as the case may be; is convertible in six equal installments of stated value over successive three month periods beginning on June 13, 2000 into such number shares of Company's common stock for each election of conversion of the portion of stated value that is then convertible as is determined by dividing such portion of stated value by the average of the closing bid quotation or closing price, as the case may be, in the best market for Company's common stock over the last five trading days preceding the notice of conversion; provided, that any portion of stated value not converted during its initial eligibility for conversion shall be carried forward; and has a right to vote on any matters submitted to a vote of the holders of the Corporation's common stock, the number of votes assigned thereto being determined on the basis as if then converted into common stock on the record date for stockholders entitled to vote. The shares of common stock underlying the Series 4 preferred stock have piggyback registration rights at the next available registration statement of the Company.

The Series 5 preferred stock will have a stated value equal to two and one-half times the net income, before depreciation and amortization, ("Net Profit") of First United MortgageBanc, Inc., the Company's wholly owned subsidiary, during the eighteen month period commencing July 2000; is not be entitled to any preference in payment of dividends and distributions ahead of the common stock, any such dividend or distribution being allocated to the Series 5 preferred stock on basis as if converted into common stock on the record date for payment of the dividend or distribution, as the case may be; is convertible in six equal installments of stated value over successive three month periods beginning on June 13, 2000 into such number shares of Company's common stock for each election of conversion of the portion of stated value that is then convertible as is determined by dividing such portion of stated value by the average of the closing bid quotation or closing price, as the case may be, in the best market for Corporation's common stock over the last five trading days preceding the notice of conversion; provided, that any portion of stated value not converted during its initial eligibility for conversion shall be carried forward; and does not have a right to vote on any matters submitted to a vote of the holders of the Company's common stock.

Each of the 750,000 common stock purchase warrants issued in the purchase entitles the holder to purchase one share of the Company's common stock at an exercise price of $.15 for the initial 250,000 shares, then $.35 for the next 250,000 shares and then $.50 for the next 250,000 shares, for a period ending five years after the issue date. The Warrants will be redeemable by the Company upon sixty days prior written notice (during which notice period the Warrant may be exercised) beginning eighteen months after issue date at a redemption price of $.15, $.35 and $.50 respectively. The Warrants are non-transferable and will be adjusted for share divisions, combinations and recapitalizations. The warrants will be exercisable as of the date of May 1, 2000. The warrants and/or the underlying shares of common stock represented by the warrants have piggyback registration rights at the next available registration statement of the Company.

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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 1. Asset Purchase Agreement dated May 1, 2000 covering the acquisition by the Company of two parcels of real estate located in Evansville, Indiana.

Exhibit 2. Audited Financial Statements for First United MortgageBanc, Inc. for period ended 6/30/00.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

CFI Mortgage, Inc.

By: /s/ STEPHEN E. WILLIAMS
    --------------------------------
    STEPHEN E. WILLIAMS
    CHIEF EXECUTIVE OFFICER

Date: September 28, 2000